Exhibit 10.4


                          The Stephan Co.
                       1850 West McNab Road
                     Fort Lauderdale, FL 33309



June 27, 1996



Dear Mr. Walsh:


     Reference is made to that certain Royalty Agreement, dated August 1, 1994, between Sorbie Acquisition Co. ("SAC") and Charles J. Walsh as such agreement has been assigned to Sampson Arms, Inc. (the "Royalty Agreement"). By executing this letter you hereby agree to terminate the Royalty
Agreement and release us and SAC and any of our affiliates or subsidiaries from any and all claims under such Royalty Agreement. In exchange for such termination, you will receive 18,898 shares of restricted Stephan Co. common stock, par value $.Ol per share, which we agree to use our best efforts to register on Form S-3 under the Securities Act of 1933, as amended.



                                          Very truly yours,


                                          The Stephan Co.


                                          By:



AGREED TO AND ACCEPTED:
SAMPSON ARMS, INC.


By: